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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 17, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-24260                                    11-3131700
            --------                                   ----------
    (Commission File Number)             (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
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           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

         On September 17, 2001, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it has sold its last remaining outpatient surgery center, Hammond Surgical Care Center, L.C., d/b/a St. Luke's SurgiCenter, to Surgery Center of Hammond, L.L.C., an affiliate of Universal Health Services, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibit
               No.                                                        Page

                    99.1 (i)Press Release dated September 17, 2001
                    announcing sale of Hammond Surgical Care
                    Center, L.C., d/b/a St. Luke's SurgiCenter............ A-1

                    (i) Filed herewith.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
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John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: September 18, 2001